UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2005

(Date of earliest event reported)

ARMSTRONG HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	000-50408	23-3033414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its chapter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

2005 Actions on Awards for Future Executive Officer Annual Bonus and Long-Term Incentive Compensation

The Company has established and administers our executive compensation programs to attract and retain executive talent necessary for our operations. As a general rule, we also try to structure our compensation programs to maximize the deductibility of the Company’s executive compensation expense for tax purposes. Historically, the principal components of our executive compensation have included base salary, an annual performance-based bonus under our Management Achievement Plan (“MAP”), and a long-term incentive component that has been provided under our 1999 Long-Term Incentive Plan (“LTIP”). Since Armstrong World Industries, Inc. filed for Chapter 11 protection in December 2000, that long-term incentive component has been provided through cash incentive awards instead of stock options, performance restricted shares or restricted stock awards, which have not been allowed under Chapter 11. Other elements of our total executive officer remuneration are disclosed in Item 11 of our Report on Form 10-K.

Traditionally, the Company’s independent Management Development and Compensation Committee of the Board of Directors (the “Committee”) meets in February to establish performance goals for the Company’s operations under the MAP and LTIP, and establish target awards under those plans for executives to be paid in the future based upon achievement of those operating goals. Accordingly, at a meeting this week, that Committee set operating performance goals and set target awards under both of those plans.

The following summary of the terms and operation of the MAP and LTIP is qualified in its entirety by reference to the provisions of those plans, which are incorporated by reference as exhibits to this filing.

With respect to our Chief Executive Officer (“CEO”), Mr. Lockhart, his employment agreement dated August 7, 2000 (which has previously been filed with the SEC in the 10-Q for the quarter ended September 30, 2000) addresses his contractual rights with respect to annual bonus and long-term incentive compensation. The Committee administers Mr. Lockhart’s awards under MAP and LTIP with a view towards observing those contractual obligations.

If the Company performs above a MAP performance threshold for 2005, participants in the MAP will be eligible to receive a payment in 2006 based upon a percentage of their target bonus. Each executive’s target bonus is calculated as a percentage of their annual base salary earnings ranging from 15% (at the base level for participants) to 125% (for the CEO).

Similarly, if the Company performs above a LTIP performance threshold for 2005 and 2006, participants in the LTIP will be eligible to receive a payment in 2007 equal to a percentage of their 2005 LTIP cash incentive award target grant. LTIP award target grants are calculated as a percentage of the executive’s current base salary ranging from 12% (at the base level for participants) to 337% (for the CEO).

As a general rule, if the Company’s performance equals the operating goals set by the Committee, the authorized payout under each of the MAP and LTIP has been set at 120% of the executive’s target bonus and LTIP award target grant. Mr. Lockhart’s actual LTIP award payment, however, will be based on payout formulae established by the Committee.

If the Company does not achieve the threshold levels of performance against the MAP and LTIP operating goals that have been established, no payments on the 2005 awards will be made to executive officers. If the threshold MAP and LTIP performance is achieved, but the results are less than the goals, relatively lower authorized payouts are allowed for participants. If the Company should exceed the operating goals, there would be allowed a relative increase in the payments to participants under the MAP and LTIP. However, the Committee has the discretion to reduce actual payments to participants based on individual performance factors. With the exception of Mr. Lockhart’s LTIP awards, the Committee has traditionally reduced the authorized MAP and LTIP payments, except in situations where the Committee determined that a participant’s contributions merited the full authorized payment.

The table below shows the current base salary level, the 2005 MAP target bonus as a percentage of each executive’s 2005 base salary earnings, and the LTIP award target grant amount for each executive officer.

Executive Officer	Current Base Salary	2005 MAP Award % of Actual Base Salary Earnings	2005 LTIP Award
Michael D. Lockhart	$920,000	125%	$3,100,000
Stephen J. Senkowski	529,412	70	1,138,200
F. Nicholas Grasberger	450,000	60	810,000
Matthew J. Angello	368,000	50	552,000
John N. Rigas	370,000	50	555,000
William C. Rodruan	272,400	45	272,400

The form of the LTIP award letter is attached hereto as Exhibit No. 10.5. (There is no award letter used for the MAP.) Executives are eligible to receive a merit-based salary increase effective April 1, 2005. Any increase to an executive’s base salary earnings will be factored in to their MAP bonus to be paid in 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

No. 10.1	Management Achievement Plan for Key Executives, as amended February 26, 2001, is incorporated by reference from the 2000 Annual Report on Form 10-K wherein it appeared as Exhibit 10(iii)(d). (SEC File No. 1-2116)

No. 10.2	1999 Long-Term Incentive Plan is incorporated by reference from the 1999 Annual Report on Form 10-K wherein it appeared as Exhibit 10(iii)(j). (SEC File No. 1-2116)

No. 10.3	Employment Agreement between Armstrong Holdings, Inc. and Michael D. Lockhart dated August 7, 2000 is incorporated by reference the Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 wherein it appeared as Exhibit 10(a). (SEC File No. 000-50408)

No. 10.4	Amendment to August 7, 2000 Employment Agreement between Armstrong Holdings, Inc. and Michael D. Lockhart is incorporated by reference from the Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, wherein it appeared as Exhibit 10. (SEC File No. 000-50408)

No. 10.5	Form of Long-Term Incentive Plan 2005 award letter is attached hereto as Exhibit No. 10.5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG HOLDINGS, INC.

By:	/s/ WALTER T. GANGL
Walter T. Gangl
Deputy General Counsel and Assistant Secretary

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ WALTER T. GANGL
Walter T. Gangl
Assistant Secretary

Date: February 25, 2005

EXHIBIT INDEX

Exhibit No.	Description

No. 10.5	Form of Long-Term Incentive Plan 2005 award letter is attached hereto as Exhibit No. 10.5.